UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2022

AWAYSIS CAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21477	27-0514566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4405 Peter Road, Plantation, Florida 33304

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 931-9244

JV Group, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws.

On May 18, 2022, JV Group, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Articles of Incorporation, as amended to change its corporate name from “JV Group, Inc.” to “Awaysis Capital, Inc.” (the “Name Change”). A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report and is incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

In connection with the Name Change, the Company has changed its ticker symbol from “ASZP” to “AWYS” (the “Symbol Change”). Effective May 20, 2022, the Company’s common stock, par value $.01 per share (“Common Stock”), began trading on the OTC Market under the new symbol. The CUSIP number of the Common Stock remains the same.

Neither the Name Change nor the Symbol Change will impact the rights of the Company’s shareholders. Stock certificates bearing the former name of the Company will continue to be valid.

On February 23, 2022, the Company filed a Current Report on Form 8-K announcing that the Company’s Board of Directors (the “Board”) and Harthorne Capital, Inc. (“Harthorne”), the owner of approximately 99.2% of the then outstanding Common Stock, authorized an amendment to the Company’s Articles of Incorporation, as amended to (a) decrease the authorized number of shares of Common Stock from 1,000,000,000 to 250,000,000 (the “Authorized Common Decrease”), and (b) decrease the authorized number of shares of “Blank-Check” Preferred Stock from 25,000,000 to 5,000,000 (the “Authorized Preferred Decrease” and, with the Authorized Common Decrease, the “Authorized Decrease”). Despite the prior announcement, the Board and Harthorne have decided not to proceed with the Authorized Decrease.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1	Certificate of Amendment, dated May 18, 2022
104	(Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2022

AWAYSIS CAPITAL, INC.

	By:	/s/ Andrew Trumbach
	Name:	Andrew Trumbach
	Title:	President and CFO